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                                                                    EXHIBIT 10.1

                PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.

          Eighth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Prentiss Properties Acquisition Partners, L.P. Establishing the Series C Cumulative Redeemable Perpetual Preferred Units of Partnership Interest and Fixing Distribution and Other Preferences and Rights of Such Units.

                                 RECITALS

          A. Pursuant to Section 4.02 and Article XI of the Second Amended and Restated Agreement of Limited Partnership, as amended (as so amended, the

"Agreement"), of Prentiss Properties Acquisition Partners, L.P. (the
----------
"Partnership"), Prentiss Properties I, Inc. as the sole general partner of the
------------
Partnership (the "General Partner"), desires to amend the Agreement to establish
                  ---------------
a series of preferred units of partnership interest in the Partnership designated as the Series C Cumulative Redeemable Perpetual Preferred Units (the "Series C Preferred Units") with economic interests as set forth in this
 ------------------------
Amendment.

          NOW, THEREFORE, the General Partner hereby adopts the following amendment to the Agreement.

          I. Section 4.02 of the Agreement is amended by adding Section 4.02(f) as follows, with appropriate conforming changes to the numbering and lettering thereto:

          (f) Series C Cumulative Redeemable Perpetual Preferred Units of Partnership Interest.

          Section 1.  Definitions.  Capitalized terms used herein and not
                      -----------
defined herein shall have the meaning given them in the Agreement. For purposes of the Series C Preferred Units, the following terms shall have the meanings indicated:

          "Common Units" shall mean all the units of the Partnership that are
           ------------
not specifically designated as preferred units pursuant to Section 4.02.

          "Parity Preferred Units" shall be used to refer to any class or series
           ----------------------
of Partnership Interests of the Partnership now or hereafter authorized, issued or outstanding expressly designated by the Partnership to rank on a parity with Series C Preferred Units with respect to distributions and rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership, and includes the Series A Cumulative Convertible Redeemable Preferred Units of Partnership Interest of the Partnership and the Series B Cumulative Redeemable Perpetual Preferred Units of Partnership Interest of the Partnership.

          "PTP" shall mean a "publicly traded partnership" within the meaning of
           ---
Section 7704 of the Code.
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                                       2



          The definitions of "Profit" and "Loss" in the Agreement shall be
                              ------       ----
modified as follows:

               Solely for purposes of allocating Profit or Loss in any fiscal year of the Partnership to the holders of the Series C Preferred Units, items of Profit and Loss, as the case may be, shall not include depreciation with respect to properties that are "ceiling limited" in respect of the holders of the Series C Preferred Units. For purposes of the preceding sentence, Partnership property shall be considered ceiling limited in respect of a holder of Series C Preferred Units if depreciation attributable to such Partnership property which would otherwise be allocable to such Partner, without regard to this paragraph, exceeded depreciation determined for federal income tax purposes attributable to such Partnership property which would otherwise be allocated to such Partner by more than 5%.

          Section 2.  Designation and Number.  A series of preferred units of
                      ----------------------
partnership interest in the Partnership designated as the "9.45% Series C Cumulative Redeemable Perpetual Preferred Units" (the "Series C Preferred
                                                       ------------------
Units") is hereby established.  The number of Series C Preferred Units shall be
-----
2,000,000, which number may be decreased (but not below the aggregate number thereof then outstanding and/or which have been reserved for issuance) from time to time by the General Partner.

          Section 3.  Distributions.   (a)  Payment of Distributions.  Subject
                      -------------         ------------------------
to the rights of holders of Parity Preferred Units and holders of preferred units ranking senior to the Series C Preferred Units issued after the date hereof in accordance herewith as to payment of distributions and rights upon voluntary or involuntary dissolution, liquidation or winding-up, holders of Series C Preferred Units shall be entitled to receive, when, as and if declared by the Partnership acting through the General Partner, out of funds legally available for the payment of distributions, cumulative preferential cash distributions at the rate per annum of 9.45% of the original Capital Contribution per Series C Preferred Unit. Such distributions shall be cumulative and shall accrue from the first day of the applicable Distribution Period (as defined herein), and will be payable (A) quarterly in arrears, not later than the third calendar day after the end of the applicable Distribution Period and (B) in the event of (i) an exchange of Series C Preferred Units into Series C Preferred Shares, or (ii) a redemption of Series C Preferred Units, on the exchange date or redemption date, as applicable (each a "Preferred Unit
                                                             --------------
Distribution Payment Date").  For purposes of this Amendment, the term
-------------------------
"Distribution Period" shall mean quarterly distribution periods commencing on
--------------------
January 1, April 1, July 1 and October 1 of each year and ending on and including the day preceding the first day of the next succeeding Distribution Period with respect to any Series C Preferred Units (other than the initial Distribution Period, which shall commence on the original date of issuance for such Series C Preferred Units and end on and include the last day of the calendar quarter immediately following the original date of issuance, and other than the Distribution Period during which any Series C Preferred Units shall be redeemed or exchanged, which shall end on and include the date of such redemption or exchange). The amount of the distribution payable for any period will be computed on the basis of a 360-day year of twelve 30-day
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                                       3

months and for any period shorter than a full quarterly period for which distributions are computed, the amount of the distribution payable will be computed on the basis of the ratio of the actual number of days elapsed in such period to ninety (90) days. If any date on which distributions are to be made on the Series C Preferred Units is not a Business Day (as defined herein), then payment of the distribution to be made on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. Distributions on the Series C Preferred Units will be made to the holders of record of the Series C Preferred Units on October 1, 1999 and thereafter on the relevant record dates to be fixed by the Partnership acting through the General Partner, which record dates shall in no event exceed fifteen
(15) Business Days prior to the relevant Preferred Unit Distribution Payment Date (the "Preferred Unit Partnership Record Date").
           --------------------------------------

          The term "Business Day" shall mean each day, other than a Saturday or
                    ------------
a Sunday, which is not a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close.

          (b) Distributions Cumulative.  Distributions on the Series C Preferred
              ------------------------
Units will accrue and accumulate as of each Preferred Unit Distribution Payment Date whether or not the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized. Distributions on account of arrears for any past Distribution Periods may be declared and paid at any time, without reference to a regular Preferred Unit Distribution Payment Date to holders of record of the Series C Preferred Units on the record date fixed by the Partnership acting through the General Partner which date shall not exceed fifteen (15) Business Days prior to the payment date. Accumulated and unpaid distributions will not bear interest.

          (c)  Priority as to Distributions.  (i)  So long as any Series C
               ----------------------------
Preferred Units are outstanding, no distribution of cash or other property shall be authorized, declared, paid or set apart for payment on or with respect to any class or series of Partnership Interest of the Partnership ranking junior to the Series C Preferred Units as to the payment of distributions or rights upon voluntary or involuntary liquidation, dissolution or winding-up (collectively,

"Junior Units"), nor shall any cash or other property be set aside for or
-------------
applied to the purchase, redemption or other acquisition for consideration of any Series C Preferred Units, any Parity Preferred Units or any Junior Units, unless, in each case, all distributions accumulated on all Series C Preferred Units and all classes and series of outstanding Parity Preferred Units have been paid in full. The foregoing sentence will not prohibit (a) distributions payable solely in classes or series of Partnership Interest ranking junior to the Series C Preferred Units as to the payment of distributions and rights upon voluntary or involuntary liquidation, dissolution or winding-up, (b) the conversion of Junior Units or Parity Preferred Units into Partnership Interests of the Partnership ranking junior to the Series C Preferred Units as to distributions and rights upon
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                                       4

voluntary or involuntary liquidation, dissolution or winding-up, (c) the redemption of Partnership Interests corresponding to any Series C Preferred Shares, Parity Preferred Shares or Junior Shares to be purchased by Prentiss Properties Trust (the "Trust") pursuant to Article VII of the Amended and
                       -----
Restated Declaration of Trust of the Trust (the "Declaration") to preserve
                                                 -----------
the Trust's status as a real estate investment trust, provided that such redemption shall be upon the same terms as the corresponding purchase pursuant to Article VII of the Declaration, or (d) the purchase, redemption or other acquisition of Common Units made for the purpose of an employee incentive or benefit plan of the Partnership or any subsidiary.

          (ii) So long as distributions have not been paid in full (or a sum sufficient for such full payment is not irrevocably deposited in trust for payment) upon the Series C Preferred Units, all distributions authorized and declared on the Series C Preferred Units and all classes or series of outstanding Parity Preferred Units shall be authorized and declared so that the amount of distributions authorized and declared per Series C Preferred Unit and such other classes or series of Parity Preferred Units shall in all cases bear to each other the same ratio that accrued distributions per Series C Preferred Unit and such other classes or series of Parity Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such class or series of Parity Preferred Units do not have cumulative distribution rights) bear to each other.

          (d)  No Further Rights.  Holders of Series C Preferred Units shall not
               -----------------
be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein.

          (e) No distributions on Series C Preferred Units shall be declared by the General Partner or paid or set apart for payment by the Partnership at such time as the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness, prohibits such declaration, payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law. Nothing in this subsection (e) shall be deemed to modify or affect in any manner the accrual provisions set forth in Section 3(b) or the distribution priorities set forth in Section 3(c).

          (f) In the event of any conflict between the provisions of this
Section 3 and the provisions of Section 5.02(a) of the Agreement, the provisions of this Section 3 shall control.

          Section 4.  Liquidation Proceeds.  (a) Subject to the rights of
                      --------------------
holders of Parity Preferred Units and subject to preferred units ranking senior to the Series C Preferred Units with respect to rights upon any voluntary or involuntary liquidation, dissolution or winding-up of the
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                                       5

Partnership, the holders of Series C Preferred Units shall be entitled to receive out of the assets of the Partnership legally available for distribution or the proceeds thereof, after payment or provision for debts and other liabilities of the Partnership, but before any payment or distributions of the assets shall be made to holders of Common Units or any other class or series of Partnership Interests of the Partnership that ranks junior to the Series C Preferred Units as to rights upon liquidation, dissolution or winding-up of the Partnership, an amount equal to the sum of (i) a liquidation preference in an amount equal to the positive Capital Account balance of the holder of the Series C Preferred Units, determined after taking into account all Capital Account adjustments for the Partnership taxable year during which the liquidation occurs (other than those made as a result of the liquidating distribution set forth in this Section 4) and (ii) an amount equal to any accumulated and unpaid distributions thereon, whether or not declared, to the date of payment to the extent such distributions are not reflected in the Capital Account balance as of the date of payment. In the event that, upon such voluntary or involuntary liquidation, dissolution or winding-up, there are insufficient assets to permit full payment of liquidating distributions to the holders of Series C Preferred Units and any Parity Preferred Units as to rights upon liquidation, dissolution or winding-up of the Partnership, all payments of liquidating distributions on the Series C Preferred Units and such Parity Preferred Units shall be made so that the payments on the Series C Preferred Units and such Parity Preferred Units shall in all cases bear to each other the same ratio that the respective rights of the Series C Preferred Units and such other Parity Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such Parity Preferred Units do not have cumulative distribution rights) upon liquidation, dissolution or winding-up of the Partnership bear to each other. In the event of any conflict between the provisions of this Section 4 and the provisions of Section 5.06 of the Agreement, the provisions of this Section 4 shall control.

          (b) Notice.  Written notice of any such voluntary or involuntary
              ------
liquidation, dissolution or winding-up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by (i) fax (if the holder of the Series C Preferred Units shall have provided the Partnership with such holder's fax number) and (ii) first class mail, postage pre-paid, not less than 30 and not more that 60 days prior to the payment date stated therein, to each record holder of the Series C Preferred Units at the respective addresses of such holders as the same shall appear on the transfer records of the Partnership.

          (c) No Further Rights.  After payment of the full amount of the
              -----------------
liquidating distributions to which they are entitled, the holders of Series C Preferred Units will have no right or claim to any of the remaining assets of the Partnership.

          (d) Consolidation, Merger or Certain Other Transactions.  The
              ---------------------------------------------------
voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Partnership to, or the consolidation or merger or other business combination of the Partnership with or into, any corporation, trust or other
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                                       6

entity (or of any corporation, trust or other entity with or into the Partnership) shall not be deemed to constitute a liquidation, dissolution or winding-up of the Partnership.

          Section 5.  Optional Redemption.  (a)  Right of Optional Redemption.
                      --------------------       ----------------------------
The Series C Preferred Units may not be redeemed prior to the fifth anniversary of the issuance date. On or after such date, the Partnership shall have the right to redeem the Series C Preferred Units, in whole or in part, at any time or from time to time out of funds legally available therefor, upon not less than 30 nor more than 60 days' written notice, at a redemption price, payable in cash, equal to the Capital Account balance (or, if not redeemed in full, the applicable portion thereof) of the holder of the Series C Preferred Units (the

"Redemption Price"); provided, however, that no redemption pursuant to this
-----------------
Section 5 will be permitted if the Redemption Price does not equal or exceed the original Capital Contribution (or, if not redeemed in full, the applicable portion thereof) per unit of Series C Preferred Units, plus accumulated and unpaid distributions, whether or not declared, to the date of redemption to the extent such distributions are not reflected in the Capital Account balance as of the date of redemption. If fewer than all of the outstanding Series C Preferred Units are to be redeemed, the Series C Preferred Units to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional units).

          (b) Limitation on Redemption. (i) The Redemption Price of the Series C
              ------------------------
Preferred Units (other than the portion thereof consisting of accumulated but unpaid distributions) will be payable solely out of the sale proceeds of capital stock of the Trust, which will be contributed by the Trust to the Partnership as additional capital contribution, or out of the sale of limited partner interests in the Partnership and from no other source. For purposes of the preceding sentence, "capital stock" means any equity securities (including Common Shares and Preferred Shares (as such terms are defined in the Declaration)), shares, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing.

          (ii) The Partnership may not redeem fewer than all of the outstanding Series C Preferred Units unless all accumulated and unpaid distributions have been paid on all Series C Preferred Units for all quarterly Distribution Periods terminating on or prior to the date of redemption.

          (c)  Procedures for Redemption.  (i) Notice of redemption will be (i)
               -------------------------
faxed (if the holder of the Series C Preferred Units shall have provided the Partnership with such holder's fax number) and (ii) mailed by the Partnership, by certified mail, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the Series C Preferred Units at their respective addresses as they appear on the records of the Partnership. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series C Preferred Units except as to the holder to whom such notice was defective or not given. In addition to any information required by law, each such notice shall state:
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                                       7

(i) the redemption date, (ii) the Redemption Price, (iii) the aggregate number of Series C Preferred Units to be redeemed and if fewer than all of the outstanding Series C Preferred Units are to be redeemed, the number of Series C Preferred Units to be redeemed held by such holder, (iv) the place or places where such Series C Preferred Units are to be surrendered for payment of the Redemption Price, (v) that distributions on the Series C Preferred Units to be redeemed will cease to accumulate on such redemption date and (vi) that payment of the Redemption Price will be made upon presentation and surrender of such Series C Preferred Units.

          (ii) If the Partnership gives a notice of redemption in respect of Series C Preferred Units (which notice will be irrevocable) then, by 12:00 noon, New York City time, on the redemption date, the Partnership will deposit irrevocably in trust for the benefit of the Series C Preferred Units being redeemed funds sufficient to pay the applicable Redemption Price, plus any accumulated and unpaid distributions, whether or not declared, if any, on such units to the date fixed for redemption, without interest, and will give irrevocable instructions and authority to pay such Redemption Price to the holders of the Series C Preferred Units upon surrender of the Series C Preferred Units by such holders at the place designated in the notice of redemption. If the Series C Preferred Units are evidenced by a certificate and if fewer than all Series C Preferred Units evidenced by any certificate are being redeemed, a new certificate shall be issued upon surrender of the certificate evidencing all Series C Preferred Units, evidencing the unredeemed Series C Preferred Units without cost to the holder thereof. On and after the date of redemption, distributions will cease to accumulate on the Series C Preferred Units or portions thereof called for redemption, unless the Partnership defaults in the payment thereof, such units will no longer be deemed outstanding, and all rights of the holders thereof as holders of Series C Preferred Units will cease (except the right to receive the Redemption Price and any accrued and unpaid distributions upon surrender and endorsement of the certificates evidencing the Series C Preferred Units, if any). If any date fixed for redemption of Series C Preferred Units is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Bay (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price is improperly withheld or refused and not paid by the Partnership, distributions on such Series C Preferred Units will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the applicable Redemption Price.

          Section 6.  Voting Rights.  (a)  General.  Holders of  the Series C
                      -------------        -------
Preferred Units will not have any voting rights or right to consent to any matter requiring the consent or approval of the Limited Partners, except as set forth below.

          (b)  Certain Voting Rights.  So long as any Series C Preferred Units
               ---------------------
remains outstanding, the Partnership shall not, without the affirmative vote of the holders of at least two-
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                                       8

thirds of the Series C Preferred Units outstanding at the time, (i) authorize or create, or increase the authorized or issued amount of, any class or series of Partnership Interests ranking prior to the Series C Preferred Units with respect to payment of distributions or rights upon liquidation, dissolution or winding-up or reclassify any Partnership Interests of the Partnership into any such Partnership Interest, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such Partnership Interests, (ii) create in favor of or issue to an affiliate of the Partnership any Parity Preferred Units or reclassify any Partnership Interest of the Partnership held by an affiliate of the Partnership into any such Partnership Interest or create, authorize or issue in favor of or to any affiliate of the Partnership any obligations or security convertible into or evidencing the right to purchase any Parity Preferred Units, other than to the Trust to the extent the issuance of such interests was to allow the Trust to issue corresponding preferred shares to persons who are not affiliates of the Partnership or (iii) either (A) consolidate, merge into or with, or convey, transfer or lease its assets substantially as an entirety to, any corporation or other entity or (B) amend, alter or repeal the provisions of the Agreement or this Amendment, whether by merger, consolidation or otherwise, that would materially and adversely affect the powers, special rights, preferences, privileges or voting power of the Series C Preferred Units or the holders thereof; provided, however, that with respect to the occurrence of a merger, consolidation or a sale or lease of all of the Partnership's assets as an entirety, so long as (a) the Partnership is the surviving entity and the Series C Preferred Units remain outstanding without a change to the terms thereof, or (b) the resulting, surviving or transferee entity is a partnership, limited liability company or other pass-through entity organized under the laws of any state and substitutes the Series C Preferred Units for other interests in such entity having substantially the same terms and rights as the Series C Preferred Units, including with respect to distributions, voting rights and rights upon liquidation, dissolution or winding-up, then the occurrence of any such event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the Series C Preferred Units and the holders thereof, and provided further that any increase in the amount of Partnership Interests or the creation or issuance of any other class or series of Partnership Interests, in each case ranking (a) junior to the Series C Preferred Units with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding-up, or (b) on a parity to the Series C Preferred Units with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding-up, to the extent such Partnership Interests are not issued to an affiliate of the Partnership, other than the Trust to the extent the issuance of such interests was to allow the Trust to issue corresponding preferred shares to persons who are not affiliates of the Partnership, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

          Section 7.  Transfer Restrictions.  The Series C Preferred Units shall
                      ---------------------
be subject to the provisions of Article IX of the Partnership Agreement.

          Section 8.  Exchange Rights.  (a)  Right to Exchange.  (i)  Series C
                      ---------------        -----------------
Preferred Units will be exchangeable in whole or in part at anytime on or after the tenth anniversary of the date of issuance, at the option of the holders thereof, for authorized but previously unissued shares of

9.45% Series C Cumulative Redeemable Preferred Shares of the Trust (the "Series
                                                                         ------
C Preferred Shares") at an exchange rate of one share of Series C Preferred
------------------
Shares for one Series C Preferred Unit, subject to adjustment as described below (the "Exchange Price"), provided that the Series C Preferred Units will become
      --------------
exchangeable at any time, in whole or in part, at the option of the holders of Series C Preferred Units for Series C Preferred Shares if (y) at any time full distributions shall not have been timely made on any Series C Preferred Unit with respect to six (6) prior quarterly distribution periods, whether or not consecutive, provided, however, that a distribution in respect of Series C Preferred Units shall be considered timely made if made within two (2) Business Days after the applicable Preferred Unit Distribution Payment Date if at the time of such late payment there shall not be any prior quarterly distribution periods in respect of which full distributions were not timely made or (z) upon receipt by a holder or holders of Series C Preferred Units of (A) notice from the General Partner that the General Partner or a Subsidiary of the General Partner has taken the position that the Partnership is, or upon the occurrence of a defined event in the immediate future will be, a PTP and (B) an opinion rendered by an outside nationally recognized independent counsel familiar with such matters addressed to a holder or holders of Series C Preferred Units, that the Partnership is or likely is, or upon the occurrence of a defined event in the immediate future will be or likely will be, a PTP. In addition, the Series C Preferred Units may be exchanged for Series C Preferred Shares, in whole or in part, at the option of any holder prior to the tenth anniversary of the issuance date and after the third anniversary thereof if such holder of a Series C Preferred Units shall deliver to the General Partner either (i) a private ruling letter addressed to such holder of Series C Preferred Units or (ii) an opinion of independent counsel reasonably acceptable to the General Partner based on the enactment of temporary or final Treasury Regulations or the publication of a Revenue Ruling, in either case to the effect that an exchange of the Series C Preferred Units at such earlier time would not cause the Series C Preferred Units to be considered "stock and securities" within the meaning of section 351(e) of the Code for purposes of determining whether the holder of such Series C Preferred Units is an "investment company" under section 721(b) of the Code if an exchange is permitted at such earlier date. Furthermore, the Series C Preferred Units may be exchanged in whole but not in part by any holder thereof which is a real estate investment trust within the meaning of Sections 856 through 859 of the Code for Series C Preferred Shares (but only if the exchange in whole may be accomplished consistently with the ownership limitations set forth under Article VII of the Declaration (taking into account exceptions thereto)) if at any time, (i) the Partnership reasonably determines that the assets and income of the Partnership for a taxable year after 1999 would not satisfy the income and assets tests of Section 856 of the Code for such taxable year if the Partnership were a real estate investment trust within the meaning of the Code or (ii) any such holder of Series C Preferred Units shall deliver to the Partnership and the General Partner an opinion of independent counsel reasonably acceptable to the Trust to the effect that, based on the assets and income of the Partnership for a taxable year after 1999, the Partnership would not satisfy the income and assets tests of Section 856 of the Code for such taxable year if the Partnership were a real estate investment trust within the meaning of the Code and that such failure would create a meaningful risk that a holder of the Series C Preferred Units would fail to maintain qualification as a real estate investment trust.

          (ii) Notwithstanding anything to the contrary set forth in Section 8(a)(i), if an Exchange Notice (as defined herein) has been delivered to the General Partner, then the General Partner may, at its option, elect to redeem or cause the Partnership to redeem all or a portion of the outstanding Series C Preferred Units for cash in an amount equal to the original Capital Contribution per Series C Preferred Unit and all accrued and unpaid distributions thereon to the date of redemption. The General Partner may exercise its option to redeem the Series C Preferred Units for cash pursuant to this Section 8(a)(ii) by giving each holder of record of Series C Preferred Units notice of its election to redeem for cash, within five (5) Business Days after receipt of the Exchange Notice, by (i) fax (if the holder of the Series C Preferred Units shall have provided the Partnership with such holder's fax number) and (ii) registered mail, postage paid, at the address of each holder as it may appear on the records of the Partnership stating (i) the redemption date, which shall be no later than sixty (60) days following the receipt of the Exchange Notice, (ii) the redemption price, (iii) the place or places where the Series C Preferred Units are to be surrendered for payment of the redemption price, (iv) that distributions on the Series C Preferred Units will cease to accrue on such redemption date; (v) that payment of the redemption price will be made upon presentation and surrender of the Series C Preferred Units and (vi) the aggregate number of Series C Preferred Units to be redeemed, and if fewer than all of the outstanding Series C Preferred Units are to be redeemed, the number of Series C Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro-rata share (based on the percentage of the aggregate number of outstanding Series C Preferred Units the total number of Series C Preferred Units held by such holder represents) of the aggregate number of Series C Preferred Units being redeemed.

          (iii) In the event an exchange of all or a portion of Series C Preferred Units pursuant to Section 8(a)(i) would violate the provisions on ownership limitation of the Trust set forth in Article VII of the Declaration, the General Partner shall give written notice thereof to each holder of record of Series C Preferred Units, within five (5) Business Days following receipt of the Exchange Notice, by fax (if the holder of the Series C Preferred Units shall have provided the Partnership with such holder's fax number) and (ii) registered mail, postage prepaid, at the address of each such holder set forth in the records of the Partnership. In such event, each holder of Series C Preferred Units shall be entitled to exchange, pursuant to the provision of Section 8(b) a number of Series C Preferred Units which would comply with the provisions on the ownership limitation of the Trust set forth in such Article VII of the Declaration and any Series C Preferred Units not so exchanged (the "Excess
                                                                    ------
Units") shall be redeemed by the Partnership for cash in an amount equal to the
-----
original Capital Contribution per Excess Unit, plus any accrued and unpaid distributions thereon, whether or not declared, to the date of redemption. The written notice of the General Partner shall state (i) the number of Excess Units held by such holder, (ii) the redemption price of the Excess Units, (iii) the date on which such Excess Units shall be redeemed, which date shall be no later than sixty (60) days following the receipt of the Exchange Notice, (iv) the place or places where such Excess Units are to be surrendered for payment of the redemption price, (v) that distributions on the Excess Units will cease to accrue on such redemption date, and (vi) that payment of the redemption price will be made upon presentation and surrender of such Excess Units. In the event an exchange would result in Excess Units, as a condition to such exchange, each holder of such units agrees to provide representations and covenants reasonably requested by the General Partner relating to (i) the widely held nature of the interests in such holder, sufficient to assure the General Partner that the holder's ownership of stock of the Trust (without regard to the limits described above) will not cause any individual to own in excess of 9.8% of the stock of the Trust; and (ii) to the extent such holder can so represent and covenant without obtaining information from its owners, the holder's ownership of tenants of the Partnership and its affiliates.

          (iv) The redemption of Series C Preferred Units described in Section 8(a)(ii) and (iii) shall be subject to the provisions of Section 5(c)(ii); provided, however, that for the purposes hereof the term "Redemption Price" in
Section 5(c)(ii) shall be read to mean the original Capital Contribution per Series C Preferred Unit being redeemed, plus any accumulated and unpaid distributions, whether or not declared, to the date of redemption to the extent not otherwise accounted for therein.

          (b) Procedure for Exchange.  (i) Any exchange shall be exercised
              ----------------------
pursuant to a notice of exchange (the "Exchange Notice") delivered to the
                                       ---------------
General Partner by the holder who is exercising such exchange right, by fax (if the holder of the Series C Preferred Units shall have provided the Partnership with such holder's fax number) and certified mail postage prepaid. The exchange of Series C Preferred Units, or a specified portion thereof, may be effected after the fifth (5th) Business Days following receipt by the General Partner of the Exchange Notice by delivering certificates, if any, representing such Series C Preferred Units to be exchanged together with, if applicable, written notice of exchange and a proper assignment of such Series C Preferred Units to the office of the General Partner maintained for such purpose. Currently, such office is located at 3890 W. Northwest Highway, Suite 400, Dallas, Texas 75220. Each exchange will be deemed to have been effected immediately prior to the close of business on the date on which such Series C Preferred Units to be exchanged (together with all required documentation) shall have been surrendered and notice shall have been received by the General Partner as aforesaid and the Exchange Price shall have been paid. Any Series C Preferred Shares issued pursuant to this Section 8 shall be delivered as shares which are duly authorized, validly issued, fully paid and nonassessable, free of pledge, lien, encumbrance or restriction other than those provided in the Declaration, the Bylaws of the Trust, the Securities Act and relevant state securities or blue sky laws.

          (ii) In the event of an exchange of Series C Preferred Units for shares of Series C Preferred Shares, an amount equal to the accrued and unpaid distributions, whether or not declared, to the date of exchange on any Series C Preferred Units tendered for exchange shall (a) accrue on the shares of the Series C Preferred Shares into which such Series C Preferred Units are exchanged, and (b) continue to accrue on such Series C Preferred Units, which shall remain outstanding following such exchange, with the Trust as the holder of such Series C Preferred Units. Notwithstanding anything to the contrary set forth herein, in no event shall a holder of a Series C Preferred Unit that was validly exchanged into Series C Preferred Shares pursuant to this section

(other than the Trust now holding such Series C Preferred Unit), receive a distribution out of funds legally available for the payment of distributions, if such holder, after exchange, is entitled to receive a distribution out of funds legally available for the payment of distributions with respect to the share of Series C Preferred Shares for which such Series C Preferred Unit was exchanged or redeemed.

          (iii) Fractional shares of Series C Preferred Shares are not to be issued upon exchange but, in lieu thereof, the General Partner will pay a cash adjustment based upon the fair market value of the Series C Preferred Shares on the day prior to the exchange date as determined in good faith by the Board of Trustees of the Trust.

          (c)  Adjustment of Exchange Price.   (i)  The Exchange Price is
               ----------------------------
subject to adjustment upon certain events, including, (a) subdivisions, combinations and reclassification of the Series C Preferred Shares, and (b) distributions to all holders of Series C Preferred Shares of evidences of indebtedness of the Trust or assets (including securities, but excluding dividends and distributions paid in cash out of equity applicable to Series C Preferred Shares).

          (ii) In case the Trust shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, tender offer for all or substantially all of the Trust's capital shares or sale of all or substantially all of the Trust's assets), in each case as a result of which the Series C Preferred Shares will be converted into the right to receive shares of capital stock, other securities or other property (including cash or any combination thereof), each Series C Preferred Unit will thereafter be exchangeable into the kind and amount of shares of capital stock and other securities and property receivable (including cash or any combination thereof) upon the consummation of such transaction by a holder of that number of shares of Series C Preferred Shares or fraction thereof into which one Series C Preferred Unit was exchangeable immediately prior to such transaction. The Trust may not become a party to any such transaction unless the terms thereof are consistent with the foregoing. In addition, the Trust shall not issue any Additional Securities without the consent of the holders of the Series C Preferred Units if such consent would be required to be obtained from holders of Series C Preferred Shares and such Series C Preferred Shares were outstanding.

          Section 9.  No Conversion Rights.  The holders of the Series C
                      --------------------
Preferred Units shall not have any rights to convert such shares into shares of any other class or series of stock or into any other securities of, or interest in, the Partnership.

          Section 10.  No Sinking Fund.  No sinking fund shall be established
                       ---------------
for the retirement or redemption of Series C Preferred Units.

          Section 11.  Record Holders.  The General Partner may deem and treat
                       --------------
the record holder of any Series C Preferred Unit as the true and lawful owner thereof for all purposes, and the General Partner shall not be affected by any notice to the contrary.

          II.  Amendment to Section 5.01.  Section 5.01 is amended by amending
               -------------------------
and restating in its entirety Section 5.01(a), as follows:

          (a)  General.
               -------

          (1)  Profit.
               ------

          (A) First, 100% to the General Partner and Common Unitholders until the aggregate amount of Profit allocated under this Section 5.01(a)(1)(A),
                                                         ---------------------
     shall equal the aggregate amount of Loss allocated to the Partners under

     Section 5.01(a)(2)(E);
     ---------------------

          (B) Second, 100% to each Series A Preferred Unitholder, Series B Preferred Unitholder and Series C Preferred Unitholder in proportion to and to the extent of their respective excesses of (i) the aggregate amount of Loss allocated to each under Section 5.01(a)(2)(D) over (ii) the aggregate
                                  ---------------------
     amount of Profit allocated to each under this Section 5.01(a)(1)(B);
                                                   ---------------------

          (C) Third, 100% to the General Partner and the Common Unitholders in proportion to and to the extent of their respective excesses of (i) the aggregate amount of Loss allocated to each under Section 5.01(a)(2)(C) over
                                                      ---------------------
     (ii) the aggregate amount of Profit allocated to each under this Section
                                                                      -------
     5.01(a)(1)(C);
     -------------

          (D) Fourth, 100% proportionately to (i) each Series A Preferred Unitholder until the aggregate amount of Profit allocated to each Series A Preferred Unitholder under this Section 5.01(a)(1)(D)(i) shall equal the
                                     ------------------------
     Series A Preferred Distribution Amount, (ii) each Series B Preferred Unitholder until the aggregate amount of Profit allocated to each Series B Preferred Unitholder under this Section 5.01(a)(1)(D)(ii) shall equal the
                                     -------------------------
     Series B Preferred Distribution Amount and (iii) each Series C Preferred Unitholder until the aggregate amount of Profit allocated to each Series C Unitholder under this Section 5.01(a)(1)(D)(iii) shall equal the Series C
                           --------------------------
     Preferred Distribution Amount;  and

          (E) Fifth, 100% to the General Partner and the Common Unitholders in accordance with the Percentage Interest of each.

          (2)  Loss.
               ----

          (A) First, 100% to the General Partner and the Common Unitholders to the extent of and in proportion to (i) the aggregate amount of Profit allocated to each under Section 5.01(a)(1)(E) over (ii) the aggregate
                             ---------------------
     amount of Loss allocated to each under this Section 5.01(a)(2)(A);
                                                 ---------------------

          (B) Second 100% proportionately to (i) each Series A Preferred Unitholder to the extent of the Undistributed Series A Preferred Unit Distribution Amount, (ii) each Series B Preferred Unitholder to the extent of the Undistributed Series B Preferred Unit Distribution Amount and (iii) each Series C Preferred Unitholder to the extent of the Undistributed Series C Preferred Unit Distribution Amount;

          (C) Third, 100% to the General Partner and the Common Unitholders in proportion to the Percentage Interest of each until the Capital Account balances of both the General Partner and each Common Unitholder shall equal zero;

          (D) Fourth, 100% to each Series A Preferred Unitholder, Series B Preferred Unitholder and Series C Preferred Unitholder in proportion to the Capital Account balances of each until the Capital Account balances of each Series A Preferred Unitholder, Series B Preferred Unitholder and Series C Preferred Unitholder shall equal zero; and

          (E) Fifth, 100% to the General Partner and Common Unitholders in accordance with their Percentage Interests.

          (3) Definitions.  For purposes of this Section 5.01(a), the following
              -----------
terms shall have the meanings indicated:

          "Common Unitholder(s)" means all Persons holding a Limited Partnership
           --------------------
     Interest in the Partnership other than the Series A Preferred Unitholder and the Series B Preferred Unitholder.

          "Series A Preferred Unit Distribution Amount" means the amount
           -------------------------------------------
     distributable to the Series A Preferred Unitholders as provided in Section 4.02(d) of the First Amendment to the Second Amended and Restated Agreement of Limited Partnership of the Partnership dated December 29, 1997.

          "Series A Preferred Unitholder" means any Person holding Series A
           -----------------------------
     Preferred Units.

          "Series A Preferred Units" means the Series A Cumulative Convertible
           ------------------------
     Redeemable Preferred Units of Partnership Interest issued pursuant to the First Amendment to the Second Amended and Restated Agreement of Limited Partnership of the Partnership dated December 29, 1997.

          "Series B Preferred Unit Distribution Amount" means the amount
           -------------------------------------------
     distributable to the Series B Unitholders as provided in Section 3 of
     Section 4.02(e) of the Agreement, which has been added to the Agreement by the Second Amendment to the Second Amended and

Restated Agreement of Limited Partnership of the Partnership dated June 25, 1998 (the "Second Amendment").

          "Series B Preferred Unitholder" means any Person holding Series B
           -----------------------------
     Preferred Units.

          "Series B Preferred Units" means the Series B Cumulative Redeemable
           ------------------------
     Perpetual Preferred Units of Partnership Interest issued pursuant to the Second Amendment to the Second Amended and Restated Agreement of Limited Partnership of the Partnership dated June 25, 1998.

          "Series C Preferred Unit Distribution Amount" means the amount
           -------------------------------------------
     distributable to the Series C Unitholders as provided in Section 3 of
     Section 4.02(f) of the Agreement, which has been added to the Agreement by the Eighth Amendment to the Second Amended and Restated Agreement of Limited Partnership of the Partnership dated September 17, 1999.

          "Series C Preferred Unitholder" means any Person holding Series C
           -----------------------------
     Preferred Units.

          "Series C Preferred Units" means the Series C Cumulative Redeemable
           ------------------------
     Perpetual Preferred Units of Partnership Interest issued pursuant to the Eighth Amendment to the Second Amended and Restated Agreement of Limited Partnership of the Partnership dated September 17, 1999.

          "Undistributed Series A Preferred Unit Distribution Amount" means the
           ---------------------------------------------------------
     excess of (i) the aggregate amount of Profit allocated to the Series A Unitholders under Section 5.01(a)(1)(D) and (ii) the aggregated amount of
                       ---------------------
     distributions made to the Series A Unitholder under Section 3 of Section 4.02(d) of the First Amendment to the Second Amended and Restated Agreement of Limited Partnership of the Partnership dated December 29, 1997.

          "Undistributed Series B Preferred Unit Distribution Amount" means the
           ---------------------------------------------------------
     excess of (i) the aggregate amount of Profit allocated to the Series B Unitholders under Section 5.01(a)(1)(D) and (ii) the aggregated amount of
                       ---------------------
     distributions made to the Series B Unitholder under Section 3 of Section 4.02(e) of the Second Amendment to the Second Amended and Restated Agreement of Limited Partnership of the Partnership dated June 25, 1998.

          "Undistributed Series C Preferred Unit Distribution Amount" means the
           ---------------------------------------------------------
     excess of (i) the aggregate amount of Profit allocated to the Series C Unitholders under Section 5.01(a)(1)(D) and (ii) the aggregated amount of
                       ---------------------
     distributions made to the Series C Unitholder under Section 3 of Section 4.02(f) which has been added to the Agreement by the Eighth

     Amendment to the Second Amended and Restated Agreement of Limited Partnership of the Partnership dated September 17, 1999.

          III.  Amendments to Second Amendment.  The Second Amendment is hereby
                ------------------------------
amended as follows:

          (1) The last sentence of Section 8(a)(i) of 4.02(e) which was added to the Agreement by the Second Amendment shall be deleted and the following shall be inserted in lieu thereof:

          Furthermore, the Series B Preferred Units may be exchanged in whole but not in part by any holder thereof which is a real estate investment trust within the meaning of Sections 856 through 859 of the Code for Series B Preferred Shares (but only if the exchange in whole may be accomplished consistently with the ownership limitations set forth under Article VII of the Declaration (taking into account exceptions thereto)) if at any time, (i) the Partnership reasonably determines that the assets and income of the Partnership for a taxable year after 1999 would not satisfy the income and assets tests of
          Section 856 of the Code for such taxable year if the Partnership were a real estate investment trust within the meaning of the Code or (ii) any such holder of Series B Preferred Units shall deliver to the Partnership and the General Partner an opinion of independent counsel reasonably acceptable to the Trust to the effect that, based on the assets and income of the Partnership for a taxable year after 1999, the Partnership would not satisfy the income and assets tests of
          Section 856 of the Code for such taxable year if the Partnership were a real estate investment trust within the meaning of the Code and that such failure would create a meaningful risk that a holder of the Series B Preferred Units would fail to maintain qualification as a real estate investment trust.

          (2) The following shall be inserted at the end of Section 8(c)(ii) of
Section 4.02(e) of the Agreement added to the Agreements by the Second
Amendment:

               In addition, the Trust shall not issue any Additional Securities without the consent of the holders of the Series B Preferred Units if such consent would be required to be obtained from holders of Series B Preferred Shares and such Series B Preferred Shares were outstanding.

          (d)  Exhibit A.
               ---------

          Exhibit A to the Agreement is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto.
                         ---------


                                 [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of September 17, 1999.


                              GENERAL PARTNER:

                              PRENTISS PROPERTIES I, INC.



                              By:  /S/ MICHAEL A. ERNST
                                   ___________________________
                                   Name:  MICHAEL A. ERNST
                                   Title:  SENIOR VICE PRESIDENT
                                           CHIEF FINANCIAL OFFICER



                              LIMITED PARTNERS:

                              BELAIR REAL ESTATE CORPORATION


                                  By: /S/ WILLIAM CROSS
                                      ________________________
                                      Name:  WILLIAM R. CROSS
                                      Title:  VICE PRESIDENT



                              BELCREST REALTY CORPORATION


                                  By: /S/ WILLIAM CROSS
                                      ________________________
                                      Name:  WILLIAM R. CROSS
                                      Title:  VICE PRESIDENT

                                 ACKNOWLEDGMENT

          The Trust referred to in the foregoing Eighth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Prentiss Properties Acquisition Partners, L.P. hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to the Trust.


                                  PRENTISS PROPERTIES TRUST



                                  By:  /S/ MICHAEL A. ERNST
                                       _______________________
                                       Name:  MICHAEL A. ERNST
                                       Title:  SENIOR VICE PRESIDENT
                                               Chief Financial Officer

                                  EXHIBIT A
                                  ---------

        Partner                              Partnership      Percentage
                                               Units           Interest
Operating Partnership Units (Common)
------------------------------------

General Partner:

PRENTISS PROPERTIES I, INC.                      47,152          0.1130%
3890 W. Northwest Hwy. Ste. 400
Dallas, TX 75220

Limited Partners:

PRENTISS PROPERTIES TRUST                    39,981,497         95.8397%
3890 W. Northwest Hwy. Ste. 400
Dallas, TX 75220

MICHAEL V. PRENTISS                             262,733          0.6298%
3890 W. Northwest Hwy. Ste. 400
Dallas, TX 75220


THOMAS F. AUGUST                                 88,576          0.2123%
3890 W. Northwest Hwy. Ste. 400
Dallas, TX 75220

DENNIS J. DuBOIS                                 58,274          0.1397%
3890 W. Northwest Hwy. Ste. 400
Dallas, TX 75220

RICHARD J. BRADSHAW, JR.                          6,984          0.0167%
1828 Mt. Paran Rd.
Atlanta, GA 30327

PRENTISS CREDIT SHELTER TRUST                   333,387          0.7992%
3890 W. Northwest Hwy. Ste. 400
Dallas, TX 75220

PETER O. HAUSMANN                               155,257          0.3722%
1160 W. Swedesford Rd., Ste. 140
Berwyn, PA 19312

BT ALEX BROWN Exchange Fund, L.P.                36,867          0.0884%
1 South Street, 18th Floor
Baltimore, MD 21202

HENRY C. GULBRANDSEN, JR.                       133,720          0.3205%
1160 W. Swedesford Rd., Ste. 140
Berwyn, PA 19312

TIMOTHY J. WEBER                                133,720          0.3205%
1160 W. Swedesford Rd., Ste. 140
Berwyn, PA 19312

        Partner                              Partnership      Percentage
                                               Units           Interest
STEVEN A. STATTNER                               30,078          0.0721%
1160 W. Swedesford Rd., Ste. 140
Berwyn, PA 19312

THE F M (BRUCE) BRUSSEAU TRUST                   16,735          0.0401%
5050 Avenida Encinas, Ste. 350
Carlsbad, CA 92008

NEWPORT NATIONAL CORPORATION                     40,078          0.0961%
5050 Avenida Encinas, Ste. 350
Carlsbad, CA 92008

SCOTT R. BRUSSEAU                                15,049          0.0361%
5050 Avenida Encinas, Ste. 350
Carlsbad, CA 92008

JEFFREY A. BRUSSEAU                              13,962          0.0335%
5050 Avenida Encinas, Ste. 350
Carlsbad, CA 92008

ELLIOTT INVESTMENT COMPANY, L.P.                  9,514          0.0228%
5000 Burch Street, Suite 6200
Newport Beach, CA 93660

D. KENT DAHLKE                                      632          0.0015%
4695 MacArthur Court, Suite 1100
Newport Beach, CA 92660

JACOB BROUWER & JEANETTE BROUWER TRUST          144,980          0.3475%
1508 West Mission Rd.
Escondido, CA 92029

KENNETH L. HATFIELD                              93,860          0.2250%
17627 Kaman Road
Cypress, TX 77429

MICHAEL G. TOMBARI                               93,860          0.2250%
5811 Redwood River Drive
Kingwood, TX 77345

JAMES J. GORMAN                                  10,063          0.0241%
120 Arrandale Blvd.
Exton, PA 19341

CHRISTOPHER J. KNAUER                            10,063          0.0241%
120 Arrandale Blvd.
Exton, PA 19341

TOTAL                                        41,717,041        100.0000%

        Partner                              Partnership      Percentage
                                               Units           Interest
Series A Cumulative Preferred Shares
------------------------------------

Limited Partners:

PRENTISS PROPERTIES TRUST (Security Capital)  3,773,585        100.0000%
3890 W. Northwest Hwy. Ste. 400
Dallas, TX 75220

TOTAL                                         3,773,585        100.0000%


Series B Cumulative Redeemable Perpetual Preferred Units
--------------------------------------------------------

Limited Partners:

ARGOSY REALTY CORPORATION                        36,464          1.9191%
c/o Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

BELMAR REALTY CORPORATION                        36,464          1.9191%
c/o Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

BELPORT REALTY CORPORATION                       36,464          1.9191%
c/o Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

BELRIEVE REALTY CORPORATION                      36,464          1.9191%
c/o Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

BELAIR REAL ESTATE CORPORATION                  539,144         28.3761%
c/o Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

BELCREST REALTY CORPORATION                   1,215,000         63.9475%
c/o Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

TOTAL                                         1,900,000        100.0000%

Series C Cumulative Redeemable Perpetual Preferred Shares
---------------------------------------------------------

Limited Partners:

BELCREST REALTY CORPORATION                   1,400,000        70.0000%
c/o Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

BELAIR REAL ESTATE CORPORATION                  600,000         30.0000%
c/o Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

TOTAL                                         2,000,000        100.0000%

                           [SIGNATURE PAGE FOLLOWS]

Acknowledged:
Prentiss Properties I, Inc
General Partner

By: /s/ Gregory S. Imhoff
   ----------------------
   Gregory S. Imhoff
   Secretary

                                       4